Credit Facilities	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Credit Facilities	CREDIT FACILITIES

	December 31, 2025	December 31, 2024
Credit facilities - U.S. dollar denominated (1)	$1,400	$206,826
Credit facilities - Canadian dollar denominated	—	134,381
Credit facilities - principal (2)	$1,400	$341,207
Unamortized debt issuance costs	(262)	(16,861)
Credit facilities	$1,138	$324,346
(1)U.S. dollar denominated credit facilities balance was US$1.0 million as at December 31, 2025 (December 31, 2024 - US$143.6 million).
(2)The decrease in the principal amount of the credit facilities outstanding from December 31, 2024 to December 31, 2025 is the result of net repayments of $334.3 million and a decrease in the reported amount of U.S. denominated debt of $5.6 million due to foreign exchange.
On December 19, 2025, concurrent with the closing of the Eagle Ford asset sale, Baytex modified its credit facilities (the "Credit Facilities") to decrease the committed amount to $750 million from US$1.1 billion and extend its maturity to June 27, 2030 from June 27, 2029. There were no changes to the financial covenants as a result of the modification. The Credit Facilities modification was considered significant and the related debt issuance costs were written off to financing and interest in the period.

At December 31, 2025, Baytex had $750 million of revolving credit facilities that mature on June 27, 2030. The Credit Facilities are secured and are comprised of a $50 million operating loan and a $700 million syndicated revolving loan.

The Credit Facilities contain standard commercial covenants, in addition to the financial covenants detailed below, related to debt incurrence, restricted payments, certain transactions and compliance with applicable laws. Noncompliance with these covenants may result in an event of default, at which point the carrying value of the debt could become repayable within a 12-month period after the reporting date. Baytex continues to be in compliance with all financial and commercial covenants under its debt agreements.

Advances under the Baytex Credit Facilities can be drawn in either Canadian or U.S. funds and bear interest at the bank’s prime lending rate, Canadian Overnight Repo Rate Average rates or Secured Overnight Financing Rates, plus applicable margins.

The weighted average interest rate on the Credit Facilities was 6.7% for the year ended December 31, 2025 (7.6% for the year ended December 31, 2024).

The following table summarizes the financial covenants applicable to the Credit Facilities and the Company's compliance therewith at December 31, 2025.

Covenant Description	Position as at December 31, 2025	Covenant
Senior Secured Debt (1) to Bank EBITDA (2) (Maximum Ratio)	0.0:1.0	3.5:1.0
Interest Coverage (3) (Minimum Ratio)	4.4:1.0	3.5:1.0
Total Debt (4) to Bank EBITDA (2) (Maximum Ratio)	0.1:1.0	4.0:1.0
(1)"Senior Secured Debt" is calculated in accordance with the credit facility agreement and is defined as the principal amount of the Credit Facilities and other secured obligations identified in the credit facility agreement. As at December 31, 2025, the Company's Senior Secured Debt totaled $5.8 million.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit facility agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions and is calculated based on a trailing twelve-month basis including the impact of material dispositions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the year ended December 31, 2025 was $712.4 million.
(3)"Interest coverage" is calculated in accordance with the credit facility agreement and is computed as the ratio of Bank EBITDA to financing and interest expenses, excluding certain non-cash transactions, and is calculated on a trailing twelve-month basis including the impact of material dispositions as if they had occurred at the beginning of the twelve month period. Financing and interest expenses for the year ended December 31, 2025 was $160.1 million.
(4)"Total Debt" is calculated in accordance with the credit facility agreement and is defined as all obligations, liabilities, and indebtedness of Baytex excluding trade payables, share-based compensation liability, dividends payable, asset retirement obligations, leases, deferred income tax liabilities, other long-term liabilities and financial derivative liabilities. As at December 31, 2025, the Company's Total Debt totaled $101.7 million of principal amounts outstanding.

At December 31, 2025, Baytex had $4.4 million of outstanding letters of credit (December 31, 2024 - $5.8 million outstanding).
LONG-TERM NOTES

	December 31, 2025	December 31, 2024
8.50% notes due April 30, 2030 (1)	$—	$1,152,360
7.375% notes due March 15, 2032 (2)	95,947	828,259
Total long-term notes - principal (3)	$95,947	$1,980,619
Unamortized debt issuance costs	(2,113)	(47,729)
Total long-term notes - net of unamortized debt issuance costs	$93,834	$1,932,890
(1)The 8.50% notes were fully repaid on December 22, 2025. The U.S. dollar denominated principal outstanding of the 8.50% notes was US$800.0 million as at December 31, 2024.
(2)The U.S. dollar denominated principal outstanding of the 7.375% notes was US$70.0 million as at December 31, 2025 (December 31, 2024 - US$575.0 million).
(3)The decrease in the principal amount of long-term notes outstanding from December 31, 2024 to December 31, 2025 is the result of the repurchase and cancellation of US$1.3 billion ($1.8 billion) and changes in the reported amount of U.S. denominated debt of $90.2 million due to changes in the CAD/USD exchange rate used to translate the U.S. denominated amount of long-term notes outstanding.

During the year ended December 31, 2025, Baytex repurchased and cancelled US$800.0 million principal amount of the 8.50% Senior Notes at 105.205% of par value and US$505.0 million principal amount of the 7.375% Senior Notes at 103.807% of par value and recorded an early redemption expense of $85.4 million.

On April 1, 2024, Baytex closed a private offering of the US$575.0 million aggregate principal amount of senior unsecured notes due 2032 ("7.375% Senior Notes"), of which US$70.0 million is outstanding as of December 31, 2025. The 7.375% Senior Notes were priced at 99.266% of par to yield 7.500% per annum, bear interest at a rate of 7.375% per annum and mature on March 15, 2032. The 7.375% Senior Notes are redeemable at our option, in whole or in part, at specified redemption prices on or after March 15, 2027 and will be redeemable at par from March 15, 2029 to maturity. During 2024, Baytex recorded early redemption expense of $24.4 million which is the call premium paid on the redemption of the 8.75% Senior Notes.

The long-term notes do not contain any significant financial maintenance covenants but do contain standard commercial covenants for debt incurrence, restricted payments, certain transactions and compliance with applicable laws. Noncompliance with these covenants may result in an event of default, at which point the carrying value of the debt could become repayable within a 12 month period after the reporting date. These standard commercial covenants do not prohibit the incurrence of indebtedness under the Credit Facilities, as long as the total debt incurred, including the Credit Facilities, does not exceed a specified threshold. Baytex continues to be in compliance with all financial and commercial covenants under its debt agreements.